UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2024

OCUGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Great Valley Parkway

Malvern, Pennsylvania 19355

(484) 328-4701

(Address, including zip code, and telephone number, including area code, of principal executive office)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2024 (the “Effective Date”), the Board of Directors of Ocugen, Inc. (the “Company”) appointed Ramesh Ramachandran to serve as the Company’s principal financial officer and principal accounting officer, effective as of the Effective Date, at which time Michael Breininger, the Company’s Corporate Controller, will no longer serve as the principal financial officer and principal accounting officer of the Company.

Mr. Ramachandran, age 56, joined the Company in September 2024 as Chief Accounting Officer. Prior to joining the Company, Mr. Ramachandran served as Vice President, Finance & Corporate Controller at Tecomet, Inc., a medical device and aerospace manufacturing solutions company, from May 2022 to August 2024 where he handled the corporate accounting function, including consolidation, reporting, audit, taxes and treasury. From August 2017 to April 2022, Mr. Ramachandran served as Vice President, Finance at Lenox Corporation, a manufacturing company, where he played a pivotal role in the company’s sale between private equity firms and led the acquisition and integration of two companies. Prior to that, he served in numerous senior finance roles, including as VP Finance at Virginia Transformer Corp, a transformer manufacturing company, where he handled the corporate finance function, Chief Financial Officer Americas at CG Power Systems, a transformer manufacturing company, where he was responsible for the finance function for the Americas region covering U.S., Canada and Brazil, and Regional Controller and Chief Financial Officer at Xerox HR Solutions (Canada), a company providing human resources services and solutions, where he managed a broad range of financial, reporting and compliance responsibilities. Mr. Ramachandran received his Bachelor of Commerce from Calcutta University and MBA from Jadavpur University. He is a certified CPA and CMA in the U.S. and has a Chartered Professional Accountant license in Canada.

There are no arrangements or understandings between Mr. Ramachandran and any other persons pursuant to which Mr. Ramachandran was appointed as principal financial officer or principal accounting officer of the Company. In addition, there are no family relationships between Mr. Ramachandran and any director or executive officer of the Company, and there are no transactions involving Mr. Ramachandran requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2024

OCUGEN, INC.

By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chairman, Chief Executive Officer, & Co-Founder